CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
OF TITLE 18 OF THE UNITED STATES CODE

as adopted pursuant to

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ronald D. Sloan, the chief executive officer and chief financial officer of Can-Cal Resources Ltd., certify that (i) the Quarterly Report onForm 10-QSB for the quarter ended June 30, 2008, as filed by the Company withthe Securities and Exchange Commission, to which this Certification is anExhibit, fully complies with the requirements of Section 13(a) of theSecurities Exchange Act of 1934, as amended; and (ii) the information containedin the Form 10-QSB financial statements fairly presents, in all materialrespects, the financial condition and results of operations of Can-CalResources Ltd.

/s/ Ronald D. Sloan
Ronald D. Sloan, President, Chief Executive Officer and Chief Financial Officer Date: August 19, 2008

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company forpurposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has beenprovided to Can-Cal Resources Ltd. and will be retained by Can-Cal ResourcesLtd. and furnished to the Securities and Exchange Commission or its staff uponrequest.